Exhibit 10.1

                     English Summary of El Charro Agreement


Parties and Date of Agreement: (i) Seller: Antonio Vargas Coronado. (ii)
Purchaser: Oro de Altar S. de R. L. de C.V., signed on May 25, 2005.

Recital: Vargas states under oath that he is a widower and Oro de Altar states under oath that it is registered with the Mining Registry.

Clauses:

1. Vargas transfers El Charro to Oro de Altar, free of liens and clouds, and up to date in the discharging of Mining Law related obligations, save the obligation to pay mining taxes.

2. Price: US$20,000, paid on execution of the contract.

3. Oro de Altar will pay the overdue mining taxes plus late payment penalties, without right of reimbursement or compensation.

4. Oro will pay Vargas the royalty described in Exhibit "A." Vargas does not reserve any other right in regard to the claim.

5. Each party to pay her own taxes.

6. The contract to be ratified before a Notary Public and to be filed with Mining Registry. Expenses and fees associated therewith to be borne by Oro de Altar.

7. Vargas authorizes Oro de Altar to assign its rights under the contract or to assign the claim to any person, provided the assignee undertakes to pay the royalty provided in clause fourth.]

8. The parties' addresses.(i) Vargas: Cuahutemoc y Allende 57, Colonia La Granja, Santa Ana, Sonora. (ii) Oro de Altar: Oro de Altar S. de R. L. de C.V., Bulevar Hidalgo 64, Colonia Centenario, Hermosillo, Sonora 83260. To the attention of: Eduardo Robles Elias.


9. Venue in case of dispute: Hermosillo, Mexico.



                           /s/ Antonio Vargas Coronado
                           ---------------------------
                             Antonio Vargas Coronado

                             /s/ Jack Veeder Everett
                            ------------------------
                        Oro de Altar S. de R. L. de C.V.,
                       represented by Jack Veeder Everett,
                         as its special attorney in fact

                            /s/ Eduardo Robles Elias
                            ------------------------
                              Eduardo Robles Elias,
                     as interpreter for Jack Veeder Everett

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Exhibit "A"

It contains a simplified, short version of Net Smelter Return provisions.

1. An uncapped 1.5% of NSR.

2. NSR = gross revenue - all directs and indirect costs, expenses, and charges (including mining, milling or concentration charges paid or incurred with respect to mineral products). The NSR will be calculated quarterly.

3. "Mineral Products" to mean all ores, concentrates, minerals and refined or semi-refined products produced from the property.

4. Royalty to be paid within 60 calendar days from conclusion of each calendar quarter.

5. All royalty payments to be deemed final if not objected within 60 calendar days from reception of payment and calculation statement.

6. Any deficiency or excess in payment to be adjusted in the immediately subsequent quarter.

7. Commercial exploitation of property and times, methods, and systems left to the discretion of Oro de Altar.

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